PATRICK INDUSTRIES, INC.

Investor Presentation
January 13, 2016

NASDAQ: PATK

Forward-Looking Statements

This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, is contained in the Company's filings with the Securities and Exchange Commission.

This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information.

We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based.

Company Overview

PATRICK INDUSTRIES, INC.

North American Forest Products

ADORN

BETTERWAY PRODUCTS

CUSTOM VINYLS

North American MOULDING

ATA COUNTERTOPS

CWD CREATIVE WOOD DESIGNS

PRECISION PAINTING

F
I
R
S
T

CUSTOMER 1st

Gustafson Lighting

PATRICK Distribution

FOREMOST

INTERIOR COMPONENTS PLUS

Middlebury Hardwood Products

WSF West Side Furniture

Structural Composites of Indiana

CARRERA CUSTOM PAINTING

PRAXIS GROUP

MILLENNIUM PAINT

FRONTLINE MANUFACTURING

Premier Concepts Inc.

INFINITY

PolyDyn[3]

DECOR

Gravure Ink

DECORATIVE DYNAMICS

CHARLESTON

Patrick History



Company founded
Company taken public (NASDAQ)
Acquires Adorn Holdings, Inc. – the largest acquisition in the Company's history (5/07)
Todd Cleveland named President ('08) /CEO ('09)
Raises capital from majority shareholder and completes Refinancing via $50MM ABL Credit Facility led by Wells Fargo to execute on strategic growth and acquisition plans (3/11)
Completes Refinancing $80MM Leverage Based Credit Facility led by Wells Fargo (10/12)
Completes 3-for-2 common stock split (5/15)
Refinances Credit Facility led by Wells Fargo to $125MM (6/14), to $165MM (11/14), to $185MM (2/15), to $250MM (5/15) & to $300MM (8/15)
1959
1961
1968
2007
2008
2009
2010
2011
2012
2013
2014
2015
Date of Incorporation
Completes $110MM Leverage Based Credit Facility in an 8 bank syndication led by JPMorgan (5/07)
Company issues shares in private placement and conducts Rights Offering to pay off subordinated debt
Company drives its Organizational Strategic Agenda (OSA) and Customer First Performance Oriented Culture
Announces Stock Repurchase Plan (2/13) with increases announced in 2/14 and 2/15
Acquisition Highlights (2010-2015):
▪ 23 companies
▪ $277MM aggregate purchase price
▪ $529MM annualized sales
▪ Primarily RV industry-based

Patrick Industries Overview

- Leading national manufacturer and supplier of building and component products to the RV, MH & Industrial markets
- Headquartered in Elkhart, Indiana – the *"RV Capital of the World"*
- 55+ manufacturing and distribution centers
- 3,800+ employees
- Annualized revenue - $1 billion



RV market: 75% of 9M '15 revenues

- Includes laminated panels, countertops, fabricated aluminum and FRP products, wrapped mouldings, cabinet doors, wiring/electrical/plumbing, furniture, interior passage doors, exterior graphics and RV painting, interior lighting, wall coverings, fiberglass RV caps, bath fixtures and small components, mattresses, and simulated wood and stone products



MH market: 14% of 9M '15 revenues

- Includes wall/ceiling panels, pressed and hardwood doors, wiring/electrical/plumbing, cement siding, drywall and roofing products, lighting, wall coverings, bath and shower surrounds, and trusses



Industrial market: 11% of 9M '15 revenues

- Includes retail and commercial fixtures, kitchen cabinets, solid surface countertops, and office and residential furniture

Patrick Facility Profile


ADORN
Gravure Ink

- Nationwide network of manufacturing and distribution centers serving the RV, MH and Industrial markets
  - ➢ Square footage - owned (1.8M); leased (2.2M)
- Majority of Patrick's businesses are strategically located in Indiana to serve the major RV OEMs
  - More than 8 out of 10 RVs manufactured in North America in 2014 were produced in Indiana.
  - Close proximity to RV OEMs enables just-in-time delivery and the realization of cost efficiencies for customers, suppliers and manufacturers.

RV Production Source: Recreation Vehicle Industry Association (RVIA)

Sales Growth

With annualized revenue of $1B for 2015, we will have achieved sales growth of 29% compounded annually from 2010 to 2015 – driven by strategic acquisitions, market share gains, product expansion and market growth in all 3 segments we serve.


Revenue (in thousands)
$1,000
$800
$600
$400
$200
$0
29% CAGR
$278
$308
$437
$595
$736
$1,000
2010
2011
2012
2013
2014
2015*

*Annualized revenue for 2015

The RV Market

Favorable RV Demographic Trends



	2005	2011
# of U.S. RV-owning households	7.9 million	8.9 million
Average age of typical RV owner	49 years	48 years
Median income of RVers		$62,000
Ownership rates:		
Household ownership rates of RVs	8.0%	8.5%
35 - 54 years (fastest growing segment)	9.0%	11.2%
55 years or older (highest rate of RV ownership)	8.6%	9.3%


RV Ownership in U.S. Households
U.S. Households (millions)
10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011


Size of U.S. Population Segments (in millions)
Baby Boomers (1946-1964)
75
Gen X (1965-1984)
50
Millennials (1985-2004)
75


RV Ownership by Age Group
4.90%
11.00%
11.40%
11.10%
8.80%
5.50%
18-34
35-44
45-54
55-64
65-74
75+

Source: RVIA & RV Consumer/Industry Profiles – 2005, 2011 & 2014; Bureau of Labor Statistics & U.S. Census Bureau - 2015

RV Industry Conditions and Consumer Trends

Given favorable industry conditions and demographic trends, the RV industry has a positive long-term outlook as overall economic conditions and consumer confidence continue to improve.

Industry Strength

- Retail shipments have outpaced wholesale shipments allowing for healthy dealer inventories
- 2015 projected to wrap up 6th consecutive year of wholesale shipment growth with 2016 projected to grow 2%
- New innovative designs and products appealing to all age groups and attracting younger buyers

Economy

- Consumer confidence 97.9 avg. for 2015 compared to 86.8 avg. for 2014[1]
- 2015 average unemployment rate at 5.3% (trending down since 2009 peak of 9.6%)[2]
- Continued low fuel prices (2015 represents lowest average fuel price since 2009)[3]

Demographics

- One in ten vehicle-owning households between 50 and 64 own at least one RV
- 11,000 Baby Boomers are projected to turn 65 years old each day over the next 15 years – highest rate of RV ownership
- 70% of current RV owners plan to purchase another RV to replace their current unit

Lifestyle

- Culture shift toward outdoor activities
- More economical vacations with the typical RV family vacation being 23-59 percent less expensive than a traditional vacation
- Large segment of population, "Millennials", is embracing active and outdoor lifestyle



Strong Economy
Favorable Demographics
Long-Term Market Growth
Industry Strength
Increasing Active Lifestyle

Source: [1]The Conference Board; [2]Bureau of Labor Statistics & U.S. Census Bureau; [3]U.S. Energy Information Administration; [4]RVIA

RV Industry Annual Shipment Trends

The RV industry has experienced steady growth over the last five years following a 58% decline in unit shipments during the period of 2006-2009. While past major cycle downturns were surrounded by major economic and global events, trended shipment levels indicate that there continues to be potential for future growth based on the depth of the last cycle, current demographic indicators, and overall economic conditions. Additionally, average shipment increases over each of the last prior peaks points to an extended runway and the next potential peak at over 476,000 units approximating the 6th inning of the cycle statistically.


RV Wholesale Unit Shipments
Consumer Confidence
RV Shipments (000's)
Gulf War
9/11 Attacks
Residential Housing Crisis
Potential Runway
+~21%
+~24%
+~22%
+~22%
385
476
Consumer Confidence
RV Annual Shipments

Source: 1990–2014 RV Annual Shipments per RVIA; Consumer Confidence per The Conference Board Inc. (2015F is the average through 10/31/15).

RV Shipments - Towables vs. Motorized

Towable RVs

- 89% of industry unit sales (on average since 2010)
- 61% of 2014 retail dollar sales, or $9.4 billion
- Retail cost $5,000 to $160,000 per unit (avg. $30,000)

Motorized RVs

- 11% of industry unit sales (on average since 2010)
- 39% of 2014 retail dollar sales, or $6.0 billion
- Retail cost $43,000 to $500,000+ per unit (avg. $136,000)



RV Shipments (000's)
400
350
300
250
200
150
100
50
0
14%
86%
16%
84%
12%
88%
8%
92%
10%
90%
10%
90%
10%
90%
12%
88%
13%
87%
13%
87%
2006
2007
2008
2009
2010
2011
2012
2013
2014
Nov '15 YTD
RV Towables
RV Motorized

Source: RVIA

RV Towable Shipments

Travel Trailers

- 70% of towable unit sales (on average since 2010)
- 57% of 2014 towable retail dollar sales, or $5.4 billion
- Retail cost $8,000 to $95,000 per unit (avg. $24,000)

Travel Trailers – Fifth Wheel

- 25% of towable unit sales (on average since 2010)
- 41% of 2014 towable retail dollar sales, or $3.8 billion
- Retail cost $18,000 to $160,000 per unit (avg. $50,000)

Folding Camping Trailers

- 4% of towable unit sales (on average since 2010)
- 1% of 2014 towable retail dollar sales, or $0.1 billion
- Retail cost $5,000 to $22,000 per unit (avg. $10,000)

Truck Campers

- 1% of towable unit sales (on average since 2010)
- 1% of 2014 towable retail dollar sales, or $0.1 billion
- Retail cost $6,000 to $55,000 per unit (avg. $23,000)



RV Towable Shipments (000's)
400
350
300
250
200
150
100
50
0
2007
2008
2009
2010
2011
2012
2013
2014
Nov '15 YTD
3%
10%
27%
60%
2%
9%
27%
62%
1%
8%
24%
67%
1%
7%
25%
67%
1%
5%
26%
68%
1%
4%
26%
69%
1%
4%
25%
70%
1%
3%
25%
71%
1%
3%
23%
73%
Travel Trailers
Travel Trailers - Fifth Wheel
Folding Camping Trailers
Truck Campers

Source: RVIA

RV Motorized Shipments

Conventional (Class A)

- 50% of motorized unit sales (on average since 2010)
- 66% of 2014 motorized retail dollar sales, or $3.9 billion
- Retail cost $60,000 to $500,000+ per unit (avg. $180,000)

Van Campers (Class B)

- 7% of motorized unit sales (on average since 2010)
- 6% of 2014 motorized retail dollar sales, or $0.4 billion
- Retail cost $60,000 to $130,000 per unit (avg. $117,000)

Mini (Class C)

- 43% of motorized unit sales (on average since 2010)
- 28% of 2014 motorized retail dollar sales, or $1.7 billion
- Retail cost $43,000 to $200,000 per unit (avg. $89,000)



RV Motorized Shipments (000's)
60
50
40
30
20
10
0
6%
36%
58%
6%
35%
59%
7%
41%
52%
9%
46%
45%
6%
42%
52%
8%
41%
51%
8%
41%
51%
6%
44%
50%
7%
43%
50%
7%
47%
46%
2006
2007
2008
2009
2010
2011
2012
2013
2014
Nov '15 YTD
Conventional (Class A)
Mini (Class C)
Van Campers (Class B)

Source: RVIA

U.S. and Canada - Dealer vs. Retail Shipments



U.S. and Canada Towables - Dealer vs. Retail Shipments
130,000
110,000
90,000
70,000
50,000
30,000
10,000
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
U.S. & Canada Dealer
U.S. & Canada Retail

- Wholesale Shipments November '15 YTD: +4.8%
- Retail Shipments October '15 YTD: +11.2%



U.S. and Canada Motorized - Dealer vs. Retail Shipments
14,000
12,000
10,000
8,000
6,000
4,000
2,000
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
U.S. & Canada Dealer
U.S. & Canada Retail

- Wholesale Shipments November '15 YTD: +6.0%
- Retail Shipments October '15 YTD: +11.4%

Dealer shipments – RVIA; Retail shipments - Statistical Surveys

Patrick RV Content Per Unit

RV content per unit has increased consistently with our acquisition and organic growth over the last 5 years. We estimate total RV content available in the current product lines that we sell of over approximately $5,600 per unit.


$'s Sold / RV Unit Shipped*
26% CAGR
Content Per Unit ($)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$672
$671
$697
$742
$823
$924
$1,002
$1,048
$1,142
$1,217
$1,271
$1,338
$1,364
$1,410
$1,488
$1,536
$1,629
$1,707
$1,739
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15

*Based on TTM Average

Patrick Product Lines – RV Interior



Closet Hardware
Closet & Passage Doors
Electronics
Drawer Fronts & Sides
Lighting
Mattresses
Vanity Mirrors
Fiberglass Bath Fixtures & Shower Doors
Microwaves
Laminate & Ceramic Flooring
Kitchen & Bath Faucets & Sinks
Countertops
Backsplashes
Cabinet Doors
Laminated Panels & Printed Vinyl
Furniture
Speakers
Cabinet Hardware
Under Cabinet Lighting
Tile
Window Trim
Dinettes, Tables & Chairs
Slide trim – foam, hardwood, wrapped
Hardwood Accessories

Additional Supplied Products:

- Exit Lighting
- Ceiling Fans
- Power Cords & Inlets
- RV Tank Heater Pads
- Fire Extinguishers
- Electric Fireplaces
- Wiring, Electrical & Plumbing Products
- Inverters
- Tire Pressure Monitors
- Electrical Switches, Receptacles, and Outlets
- RV Transfer Switches
- Battery Selector Switches
- Cut to size, boring, foiling & edge-banding
- Flooring adhesive
- Instrument Panel
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)

Patrick Product Lines – RV Exterior


Front and Rear Caps
Graphics
Bow Trusses
Exterior Speakers
StarRV
RV Power Cords & Inlets
Aluminum & FRP Side Walls
Motion Sensing Lights
Laminated Side Walls
LED Lighting
Paint & Paint Mask

Additional Product Lines:

- Softwoods
- Full Body Paint
- Aluminum Gauges
- Steel Gauges
- Mill Finish & Pre-Painted Aluminum and Steel
- Slit & Embossed Steel
- FRP Coil & Sheet

RV Grills & Accessories



Patrick RV Products Growth Potential


Insulation
Exterior Mirrors
Gauges
Appliances
Roofing
Heating, Ventilating, Air Conditioning
Window Coverings
Lumber
Toilets/Plumbing
Holding Tanks
Dashboards & Components
Windshield Wipers
Water Heaters
Captains Chairs
Tires & Rims
Hardware
Carpeting
Bedding
Rolled Flooring
Aluminum Framing

The MH Market

MH Market Quick Facts



- Average structure cost per sq. ft. (2014): $45 (MH) vs. $97 (single family home)
- Average MH retail price (2014): $65,300 for 1,440 sq. ft.
- Multiple exterior options and interior floor plans available; customized to meet consumer needs
- Engineered for wind safety and energy efficiency based on geographic region in which they are sold; sustain no more damage in hurricanes than site-built homes
- Appreciate in value as with other forms of housing
- Typical financing terms for MH loans on new homes:
  - 10%-20% down payment
  - 15-30 year terms – based on credit profile, home size, and loan type

Source: Manufactured Housing Institute (MHI)



MH Market Indicators

Drivers of Consumer Demand


Dealer and manufacturer inventory levels
Affordability and quality
Financing/ credit availability
Consumer confidence
Consumer Demand

Market Growth


Quality credit standards
Alternative housing availability
Long-Term Market Growth
Number of aging "Baby Boomers"
Tax incentives

- Opportunity for moderate year-over-year growth; limited downside risk in near-term if volumes maintain historical relationship with new housing starts.
  - Unit shipments have averaged about 10% of single-family housing starts over the last 10 years.
- Potential gain from the recalibration of quality credit standards, job growth, and the significant number of consumers in transitional housing and most likely return to more permanent housing.
- Driving forces within the MH industry: technological advances, evolutionary designs, and a focus on delivering quality homes that families can afford.

Source: MHI

MH Annual Shipment Trends

The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crash including tight credit standards and lending. We believe, however that there is pent up demand being created and significant upside potential for this market based on current demographic trends including multi-family housing capacity and improving credit and financing conditions, among other factors.



MH Wholesale Unit Shipments
Loose MH Credit & Lending Standards
Loose Residential Housing Credit & Lending Standards
Residential Housing Crisis
Restricted MH and Residential Housing Credit & Lending Conditions
Shipments (000's)
400
350
300
250
200
150
100
50
0
188
171
211
254
304
340
363
353
373
349
251
193
168
131
131
147
118
96
82
50
50
52
55
60
64
69
76
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015F
2016F

Source: 1990-2014: MHI; 2015 and 2016 Company Forecast (F)

Patrick MH Content Per Unit

Our content per unit shipped has remained fairly consistent despite the impact of vertical integration in prior periods by our largest MH customer. We believe we are well-positioned to participate in the continued expected improvement of this industry. We estimate total MH content available in the products that we sell of more than approximately $6,200 per unit.



$'s Sold / MH Unit Shipped*
Content per Unit ($)
$2,100
$1,800
$1,500
$1,200
$900
$600
$300
$1,583
$1,547
$1,500
$1,438
$1,441
$1,461
$1,498
$1,556
$1,580
$1,585
$1,599
$1,582
$1,599
$1,592
$1,614
$1,692
$1,718
$1,790
$1,820
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15

*Based on TTM Average

Patrick Product Lines - MH


Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Interior & Exterior Decorative Lighting Fixtures
Trusses
Ceiling Fans
Shingles
Interior Passage Doors
Backsplashes
Medicine Cabinets
Electronics
Printed Vinyl
Tile
Countertops
Recessed Lighting
Fluorescent Lighting
Under Cabinet Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Microwaves
Cabinet Doors & Components

- Ventilation System & Ridge Cap
- Felt Paper
- Ice & Water Protection
- Drip Edge
- Flashing
- Roofing Membrane
- Soffit & Fascia

Additional Supplied Products:

- Building Arches
- Closet Organization Products
- Sealants
- Innovative Lighting
- Electrical Components
  - Panels/Breakers
  - Outlet Boxes
  - Switches/Receptacles
- Fireplaces and Surrounds
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
- Cut to size, boring, foiling & edge-banding
- Solid Surface, Granite and Quartz Fabrication
- Flooring Adhesive
- Tables & Signs
- Roof Trusses

Patrick MH Products Growth Potential


Alternative Roofing
Solar Panels
Insulation
Composite Decking
Hardware
Windows
Lumber
Carpet & Carpet Pad
Brackets/Braces & Hardware
• Water Heaters
• Appliances
• Toilets/Plumbing
• HVAC

The Industrial Market



Industrial Market Indicators



Growth in Housing Market Driving Demand
New Housing Starts (000's)
Existing Home Sales (000's)
1,200
1,100
1,000
900
800
700
600
500
400
5,500
5,300
5,100
4,900
4,700
4,500
4,300
4,100
3,900
2009
2010
2011
2012
2013
2014
2015
4,340
554
587
4,190
609
4,260
781
4,660
5,090
925
1,003
4,940
1,108
5,210
Starts
Sales



Market Growth
New construction growth
Job growth
Long-Term Market Growth
Affordable interest rates
Government incentives

- 50% of the Company's industrial revenue base is tied directly to the residential housing market (new construction and remodel).
- Our sales to the industrial market generally lag new residential housing starts by six to nine months.
- Patrick has targeted certain sales efforts towards industrial market segments less directly tied to new single and multi-family home construction, including the retail fixture, office, medical, institutional furnishings, and countertop markets.

*New Housing Starts - 2015: NAHB forecast (as of December 31, 2015); Existing Home Sales – 2015: Nov. YTD avg. National Assoc. of Realtors

New Housing Starts Trends

We estimate that approximately 50% of our industrial revenue base is directly tied to the residential housing market which appears to have begun its recovery. Our products have applicability in both new construction and remodel markets.



New Housing Starts (000's)
2,500
2,000
1,500
1,000
500
0
1,193
1,014
1,200
1,288
1,457
1,354
1,477
1,474
1,617
1,641
1,569
1,603
1,705
1,848
1,956
2,068
1,801
1,355
906
554
587
609
781
925
1,003
1,108
1,257
12% CAGR
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015F
2016F

- 71% improvement in housing starts from 2010-2014. National Association of Home Builders (NAHB) predicts an 11% increase in total housing starts for full year 2015 over the prior year (as of December 31, 2015).
- Despite recent growth, housing starts are still below 1993 levels.

Source: 1990-2014: U.S. Census Bureau; 2015F & 2016F: NAHB (as of December 31, 2015)

Industrial Organic Growth

Growing our legacy core product lines into adjacent markets outside of RV and MH continues to be part of our strategic growth plans. We will continue to concentrate in the residential cabinet and furniture, retail, commercial, hospitality and institutional markets, where positive momentum and market share gains continue to drive strong sales growth.

Legacy Industrial Organic Sales Growth*



($ in millions)
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
15% Organic Growth CAGR
2010
2011
2012
2013
2014

Markets

- 50% residential housing
- 50% retail, commercial, hospitality and institutional

Product Types

- Paper and vinyl laminated panels
- High pressure laminate ("HPL")
- Fabricated and contour banded parts

Industrial Market Advantages

- Higher margins relative to Patrick consolidated margin profile
- Expanding economy and investment in retail, office and commercial space
- Pent up demand in residential housing
- Industry financing becoming more available

*Excludes the impact of companies acquired from 2010-2014

Strategy Execution

Capital Allocation

Our capital allocation strategy is centered around the utilization of our leverage and capital resources to grow the business model.

- Acquisitions
- Geographic and product expansion
- Investments in infrastructure and capital expenditures
- Debt reduction & leverage position
  - We expect to utilize availability under our credit facility and maintain an appropriate leverage position to support our strategic growth initiatives.
- Stock buyback program
  - At prices and volumes deemed appropriate by the Board and management.

Acquisition Strategy

- **We target organizations with:**
  - Solid management teams with strong customer and supplier relationships and operational talent
  - High quality product lines
  - Strong growth potential
  - Strategic value proposition to our business model
- **Patrick provides the acquired businesses with:**
  - Opportunity to allow the creative entrepreneurial sprit of each to continue to thrive
  - Capital and administrative support, and operational support where needed
- **Our goals are to:**
  - Introduce new and innovative product lines that complement our core competencies
  - Cross sell our extensive product catalog to our customer base
  - Increase our content per unit
  - Leverage our management capabilities
  - Grow top line and bottom line results and earnings per share
- **Diversification opportunities**:
  - Seek out and pursue acquisitions in adjacent markets that further leverage our core management capabilities in manufacturing and distribution and diversify our end market exposure
- **Acquisition profile:**
  - We maintain a disciplined approach and are comfortable evaluating and exploring both smaller and larger acquisition candidates that have the potential to bring long term strategic value to the organization.
  - The pipeline continues to have a broad scale of candidates with annualized revenues ranging from $10 million to $60 million in size.

Acquisition Summary by Year (2010 – 2015)

Acquisitions continue to be a part of our strategic growth plan as we have acquired an average of over $134MM of annualized revenues in each of the past 3 years. In 2015, we acquired approximately $233MM of annualized revenues including the acquisition of North American.

2010 Acquisition Highlights
- 2 companies
- $6MM aggregate purchase price
- $22MM annualized sales
- Primarily RV market-based

2011 Acquisition Highlights
- 3 companies
- $7MM aggregate purchase price
- $26MM annualized sales
- Primarily RV & Industrial market-based

2012 Acquisition Highlights
- 4 companies
- $30MM aggregate purchase price
- $80MM annualized sales
- Primarily RV market-based

2013 Acquisition Highlights
- 3 companies
- $17MM aggregate purchase price
- $42MM annualized sales
- Primarily RV market-based

2014 Acquisition Highlights
- 7 companies
- $72MM aggregate purchase price
- $126MM annualized sales
- Primarily RV market-based

2015 Acquisition Highlights
- 4 companies
- $146MM aggregate purchase price
- $233MM annualized sales
- Primarily RV market-based

Patrick Expansion Opportunities

With the majority of our acquisition activity over the past several years focused on the RV market in the Midwest, we have also created potential expansion opportunities to take these new product lines out to other regions where we both have and don't have current operations. We'll continue to use a balanced and calculated approach when evaluating and executing on these potential initiatives.



ADORN
FRP Products
Aluminum Prod.
Softwoods
Cabinet Doors
RV Remodel
Lamination
Fiberglass
Paint
Solid Surface
Pressed Products
ADORN
Fiberglass
Solid Surface
Solid Surface
Fiberglass
FRP Products
Softwoods
Cabinet Doors
RV Remodel
ADORN
Fiberglass
Solid Surface
Fiberglass
Solid Surface

Reinvesting in the Business - Capital Expenditures

We will continue to invest in our infrastructure to drive enterprise wide efficiency and flex our capital spend where necessary to align with our demand levels.



($ in thousands)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$4,086
$5,774
$11,866
$9,811
$12,095
$8,243
$7,505
$3,807
$1,817
$4,187
$5,293
$10,605
$8,503
$7,480
$2,453
$4,218
Recession
$309
$1,356
$2,436
$7,895
$8,669
$6,542
$4,731
$8,000
$10,000
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Q3 '15 YTD
2015E
2016F

Balance Sheet Strength

We expect and continue to utilize our leverage for strategic acquisitions, followed shortly thereafter by an accelerated deleverage cycle based on strong operating cash flows. We are confident in our ability to size the business model according to the revenue stream based on our high variable cost mix.



Leverage Position Trend
Leverage (Funded Debt/EBITDA)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
DECOR
CWD
$29.9MM of Acquisitions
FRONTLINE
WSF
West Side Furniture
$16.5MM of Acquisitions
CARRERA
PolyDyn
$72.3MM of Acquisitions
BETTERWAY
$145.6MM of Acquisitions

Stock Buyback

Since the inception of the stock buyback program in February 2013 through December 2015, we have repurchased a total of 1,746,677 shares at an average cost per share of $24.41 - 44% below the December 31, 2015 closing stock price of $43.50.



$43.50
Stock Buyback (000's)
Stock Price
1,800
1,500
1,200
900
600
300
0
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
$9.18
$9.95
$9.95
$9.95
$9.95
$12.97
$14.95
$17.73
$19.38
$19.38
$19.38
24.41
388
223
142
117
258
196
423
Incremental Shares Purchased
Cumulative Shares Repurchased
Avg. Close Share Price
Cumulative Avg. Price of Share Buyback

★ *Q4 '15 Closing Share Price*

Stock Performance

As of December 31, 2015, our split-adjusted closing stock price was $43.50, approximately 99% of our pre-split closing stock price of $43.98 on December 31, 2014, and generating a 48% total shareholder return over that time period.


Split Adjusted Stock Performance
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$43.98
$43.50
$28.93
$29.32
$19.29
52% TSR
48% TSR
12/31/13
12/31/14
12/31/15
Pre-Stock Split Close Price
Post-Stock Split Close Price

Capital Allocation

Since year-end 2009 through Q3 2015 YTD, we have allocated approximately $334 million in the aggregate of capital to acquisitions, capital spending and stock buybacks, while only increasing debt by $183 million.



$767 Million Estimated Sales Increase
2010 – Q3 2015 YTD*
($ in millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$42
$277
$31
$26
($151)
$225
2009 Total Debt
Acquisitions
Capital Spending
Stock Buybacks
Debt Payments
Q3 2015 YTD Total Debt

*ProForma Sales (PF) is based on TTM sales through September 2015.

TTM Gross and Operating Margin Improvement

Our gross and operating margins have continued to increase driven by increased sales volume, leveraging our fixed costs and strategic acquisitions.



TTM Gross and Operating Margins
Margin %
($ millions)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
$140
$120
$100
$80
$60
$40
$20
$0
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
10.8%
11.1%
11.3%
10.9%
10.7%
10.9%
11.8%
13.5%
14.4%
15.5%
15.7%
15.2%
15.0%
15.0%
15.2%
15.1%
15.3%
15.4%
15.7%
16.0%
16.1%
16.1%
16.2%
16.3%
0.6%
3.0%
3.5%
3.0%
2.3%
1.6%
2.2%
3.7%
4.4%
5.9%
6.2%
6.2%
6.2%
6.3%
6.8%
6.7%
6.8%
6.9%
6.9%
7.0%
7.0%
7.0%
7.2%
7.3%
$23
$1
$30
$6
$44
$13
$66
$27
$91
$41
$119
$51
Gross Margin
Operating Income
Gross Margin %
Operating Margin %

Investor Contacts

Andy Nemeth
President
(574) 294-7511
nemetha@patrickind.com

Julie Ann Kotowski
Director of Investor Relations
(574) 294-7511
kotowskj@patrickind.com

Analyst Coverage

CJS Securities
Daniel Moore
dmoore@cjs-securities.com

CL King & Associates
Scott Stember
sstember@clking.com

Appendix

Summary Financial Performance

Sales / Net Income / Diluted EPS Summary (Reported) 2012 – 9M '15


Sales
($ in millions)
$800
$700
$600
$500
$400
$300
$200
$100
$437
$595
$736
$546
$672
2012
2013
2014
9M'14
9M'15


Net Income
($ in millions)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$28.1
$24.0
$30.7
$23.4
$30.2
2012
2013
2014
9M'14
9M'15


Diluted EPS
(per share)
$2.00
$1.50
$1.00
$0.50
$0.00
$1.76
$1.49
$1.91
$1.45
$1.95
2012
2013
2014
9M'14
9M'15

Sales / Net Income / Diluted EPS Summary (Adjusted) 2012 – 9M '15


($ in millions)
Sales
$800
$700
$600
$500
$400
$300
$200
$100
$437
$595
$736
$546
$672
2012
2013
2014
9M'14
9M'15


($ in millions)
Net Income - Adjusted*
$40.0
$30.0
$20.0
$10.0
$0.0
$14.7
$23.6
$30.7
$23.4
$30.2
2012
2013
2014
9M'14
9M'15


Diluted EPS - Adjusted*
(per share)
$2.00
$1.50
$1.00
$0.50
$0.00
$0.92
$1.46
$1.91
$1.45
$1.95
2012
2013
2014
9M'14
9M'15

*Reflects adjustments for differences in Patrick's tax position in 2012-2015 as well as for certain other items in each period to assist in assessing our ongoing performance. See supplementary schedule on page 52 for the reconciliation to reported GAAP net income and diluted EPS.

Shareholder Value

The execution of our strategic initiatives has resulted in an approximate 320% return to shareholders during the period of December 2012 – December 2015.


Monthly Closing Stock Price Trend
Closing Stock Price
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$10.37
$10.97
$8.84
$10.51
$13.51
$12.99
$13.86
$16.61
$18.05
$20.03
$20.85
$20.83
$19.29
$24.00
$28.13
$29.55
$26.71
$25.20
$31.06
$27.77
$27.79
$28.24
$28.48
$29.73
$29.32
$28.67
$36.83
$41.51
$40.04
$39.87
$38.05
$36.04
$37.79
$39.49
$40.58
$41.43
$43.50
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15

Patrick has approximately 15.2 million shares outstanding and a market capitalization of approximately $660 million as of December 31, 2015.

Acquisition Summary (2010 – 2015)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
01/2010	ADORN Quality Hardwoods Sales	$2.0 MM	$2 MM	Manufacturing	RV	Cabinet Doors
08/2010	Blazon International Group	$3.8 MM	$20 MM	Distribution	RV & MH	Wiring, electrical, plumbing, and other building products
06/2011	The Praxis Group	$0.5 MM	$4 MM	Distribution	RV	Painted countertops, foam products, and furniture products
09/2011	A.I.A. Countertops, LLC	$5.5 MM	$20 MM	Manufacturing	RV & Industrial	Solid surface countertops, backsplashes, tables, and signs
12/2011	Infinity Graphics (formerly Performance Graphics)	$1.3 MM	$2 MM	Manufacturing	RV & Industrial	Designer, producer, and installer of exterior graphics
03/2012	Décor Mfg., LLC	$4.3 MM	$17 MM	Manufacturing	RV	Laminated and wrapped products
07/2012	Gustafson Lighting	$2.8 MM	$12 MM	Distribution	RV	Interior and exterior lighting products, ceiling fans and accessories
09/2012	Creative Wood Designs, Inc.	$3.0 MM	$18 MM	Manufacturing	RV	Hardwood furniture including interior hardwood tables, chairs, and dinettes
10/2012	Middlebury Hardwood Products, Inc.	$19.8 MM	$33 MM	Manufacturing	RV, MH & Industrial	Hardwood cabinet doors and other hardwood products

*Projected Annualized Sales as of the acquisition date

Acquisition Summary (2010 – 2015) (continued)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
09/2013	Frontline Mfg., Inc.	$5.2 MM	$15 MM	Manufacturing	RV, MH & Industrial	Fiberglass bath fixtures including tubs and showers
09/2013	Premier Concepts, Inc.	$2.6 MM	$10 MM	Manufacturing	RV, MH & Industrial	Solid surface countertops
09/2013	West Side Furniture	$8.7 MM	$17 MM	Distribution	RV	Recliners, mattresses, other furniture products
06/2014	Precision Painting Group	$16.0 MM	$28 MM	Manufacturing	RV	Exterior full body painting
06/2014	Foremost Fabricators, LLC	$45.4 MM	$75 MM	Manufacturing & Distribution	RV	Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil
09/2014	PolyDyn3, LLC	$1.3 MM	$2.5 MM	Manufacturing	RV	Fabricated simulated wood and stone products
11/2014	Charleston Corporation	$9.5 MM	$20 MM	Manufacturing	RV	Fiberglass and small plastic components

* Projected Annualized Sales as of the acquisition date

Acquisition Summary (2010 – 2015) (continued)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
02/2015	Better Way Partners, LLC	$40.5 MM	$50 MM	Manufacturing	RV	Fiberglass components
05/2015	Structural Composites of Indiana, Inc.	$20.1 MM	$18 MM	Manufacturing	RV, Marine & Industrial	Fiberglass front and rear caps and roofs and other specialty fiberglass components
09/2015	North American	$85.0 MM	$165 MM	Manufacturing	RV, MH & Industrial	Profile wraps, custom mouldings, laminated panels, raw/processed softwood products, trusses, industrial packaging materials

* Projected Annualized Sales as of the acquisition date

Supplementary Schedules

Reconciliation of GAAP Net Income/Diluted EPS to Adjusted Net Income/Diluted EPS

($ in thousands)	2012	2013	2014	9M '14	9M '15
Reported net income (GAAP)	$ 28,095	$ 24,040	$ 30,674	$ 23,381	$ 30,183
Adjustment factors:					
Write-off unamortized discount on subordinated notes	685	-	-	-	-
Premiums paid on prepayment of subordinated notes	263	-	-	-	-
(Gain) loss on sale of fixed assets & acquisition of business	(238)	(430)	30	(27)	-
Stock warrants revaluation	1,731	-	-	-	-
Receivable recovery	-	(262)	-	-	-
Income taxes (credit)	(6,823)	14,734	18,404	14,637	18,098
Adjusted pretax income	23,713	38,082	49,108	37,991	48,281
Income taxes*	9,011	14,471	18,416	14,627	18,098
Adjusted net income (Non-GAAP)	$ 14,702	$ 23,611	$ 30,692	$ 23,364	$ 30,183

(per share data)	2012	2013	2014	9M '14	9M '15
Reported diluted net income per share (GAAP)	$ 1.76	$ 1.49	$ 1.91	$ 1.45	$ 1.95
Net EPS impact due to adjustment factors above	(0.84)	(0.03)	-	-	-
Adjusted diluted net income per share (Non-GAAP)	$ 0.92	$ 1.46	$ 1.91	$ 1.45	$ 1.95

*Utilized full year estimated effective tax rate of 38.0% for the 2012 and 2013 fiscal years and 37.5% for the 2014 fiscal year. The effective tax rate utilized for 9M '14 and 9M '15 was 38.5% and 37.5%, respectively.

The Company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company's performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting.